UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 9, 2007

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

 (614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 9, 2007, Big Lots, Inc. (“Company”) issued a press release and conducted a conference call/webcast, both of which reported the Company’s unaudited fourth quarter and fiscal 2006 results, provided initial guidance for fiscal 2007, communicated a three-year outlook, and announced that the Company’s Board of Directors (“Board”) had authorized the repurchase of up to $600 million of the Company’s common shares. Attached as exhibits to this Form 8-K are copies of the Company’s March 9, 2007 press release (Exhibit 99.1) and the transcript of the Company’s March 9, 2007 conference call/webcast (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect the Company’s future results. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, the Company is making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 9, 2007, the members of the Board who are not officers of the Company and who are not involved in the daily affairs of the Company (“outside directors”), upon the recommendation of the Compensation Committee of the Board (“Committee”), took the following actions with respect to executive compensation: (i) approved the fiscal 2007 salaries and bonus opportunities for the Company’s executives, including the principal executive officer, principal financial officer and the other officers included as the named executive officers in the Company’s 2006 proxy statement (collectively, the “named executive officers”); (ii) determined that bonuses will be paid for fiscal 2006 under the Big Lots 2006 Bonus Plan (“2006 Bonus Plan”); (iii) approved the fiscal 2007 performance criteria (as defined below) devised by the Committee under the 2006 Bonus Plan; (iv) approved an amendment to the employment agreement of Steven S. Fishman, the Company’s Chairman, Chief Executive Officer and President; and (v) approved non-qualified stock option awards and restricted stock awards for the Company’s executives, including the named executive officers, pursuant to the Big Lots 2005 Long-Term Incentive Plan (“2005 Incentive Plan”). These actions are described in greater detail below and in the applicable exhibits.

Salary

As it does annually, the Committee reviewed the compensation of the Company’s executives, including the named executive officers, in light of its compensation philosophy, practices and policies. Following its review, the Committee recommended to the outside directors, among the other components of executive compensation, the fiscal 2007 salaries for the Company’s executives. The table below sets forth the fiscal 2006 and fiscal 2007 annual salaries for the named executive officers. The fiscal 2007 salaries will become effective on March 25, 2007. The actual salary earned in fiscal 2006 will be reflected in the Summary Compensation Table of the Company’s 2007 proxy statement.

Name and Position	Year	Salary ($)
Steven S. Fishman	2006	960,000
Chairman, Chief Executive Officer and President	2007	1,025,000

Joe R. Cooper	2006	375,000
Senior Vice President and Chief Financial Officer	2007	400,000

Brad A. Waite	2006	520,000
Executive Vice President, Human Resources, Loss Prevention, Real Estate and Risk Management	2007	535,000

John C. Martin	2006	475,000
Executive Vice President, Merchandising	2007	500,000

Lisa M. Bachmann	2006	400,000
Senior Vice President, Information Technology / Merchandise Planning and Allocation	2007	415,000

Bonus

On March 9, 2007, following a review of the Company’s performance in fiscal 2006, the outside directors and Committee determined that the performance criteria established under the 2006 Bonus Plan in February 2006 were satisfied at the stretch (maximum) level. Accordingly, bonuses will be paid to the named executive officers and other participants under the 2006 Bonus Plan for fiscal 2006.

On March 9, 2007, the outside directors approved the fiscal 2007 performance criteria recommended by the Committee which, if met, will provide a bonus under the 2006 Bonus Plan to certain employees, including the named executive officers. No right to a minimum bonus exists under the 2006 Bonus Plan.

The Committee derived the corporate performance measures (“performance criteria”) and defined executives’ bonus performance goals (e.g., floor, target and stretch) from the Company’s planned earnings for fiscal 2007, as established by the outside directors. The specific performance criteria adopted for fiscal 2007 bonus determinations under the 2006 Bonus Plan are the greatest of the following measures: (i) income from continuing operations; (ii) income (loss) from continuing operations before extraordinary item and/or cumulative effect of a change in accounting principle (as the case may be); (iii) income before extraordinary items; and (iv) net income, with each such measure being adjusted to remove the effect of the equitable adjustments permitted by the 2006 Bonus Plan. The Company’s performance criteria are established in the discretion of the Committee and the outside directors.

Executives’ bonus performance goals are determined as a percentage of salary. The baseline percentage of salary for each named executive officer has been established by his or her respective employment agreement. On March 9, 2007, the Committee recommended, and the outside directors approved, the following fiscal 2007 target performance goals (expressed as a percentage of the named executive officers’ fiscal 2007 salary), with the floor performance goals being one-half of the target and the stretch performance goals being twice the target: Mr. Fishman: 100%; Mr. Cooper: 50%; Mr. Waite: 75%; Mr. Martin: 60%; and Ms. Bachmann: 50%. Except for Mr. Fishman’s performance goals, the fiscal 2007 performance goals for the named executive officers were not modified from the fiscal 2006 performance goals. Also, on March 9, 2007, the outside directors approved an amendment to Mr. Fishman’s employment agreement that increases his target performance goal from 85% to 100% of his salary and increases his stretch performance goal from 170% to 200% of his salary. This summary is qualified in its entirety by reference to the full text of the amendment to Mr. Fishman’s employment agreement which is filed herewith as Exhibit 10.3.

Equity

On March 9, 2007, the outside directors also determined, upon the recommendation of the Committee, the form and size of equity awards to be granted to the Company’s executives, including the named executive officers, pursuant to the 2005 Incentive Plan. While the form and size of the awards was established on March 9, 2007, the outside directors directed that these awards not be granted until March 13, 2007. This delayed date was established in order to allow the market to absorb and react to the Company’s release of material nonpublic information, and in order to avoid even the appearance that any employees, the Committee or the Board manipulated the terms of the equity awards.

The non-qualified stock option awards are evidenced by the Big Lots 2005 Long-Term Incentive Plan Non-Qualified Stock Option Award Agreement. The restricted stock awards are evidenced by the Big Lots 2005 Long-Term Incentive Plan Restricted Stock Award Agreement, the form of which is filed herewith as Exhibit 10.7.

The following table sets forth the equity awards granted to each of the named executive officers on March 13, 2007.

Name	Common Shares Underlying Stock Option Award	Common Shares Underlying Restricted Stock Award
Mr. Fishman	250,000	125,000

Mr. Cooper	37,500	12,500

Mr. Waite	37,500	12,500

Mr. Martin	30,000	10,000

Ms. Bachmann	37,500	12,500

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibits marked with an asterisk (*) are filed herewith. Exhibits 10.1 through 10.7 are management contracts or compensatory plans or arrangements.

Exhibit No.	Description

10.1	Employment Agreement with Steven S. Fishman (incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K dated June 6, 2005).

10.2	First Amendment to Employment Agreement with Steven S. Fishman (incorporated herein by reference to Exhibit 10.2 to the Company’s Form 8-K dated February 21, 2006).

10.3*	Second Amendment to Employment Agreement with Steven S. Fishman.

10.4	Big Lots 2006 Bonus Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K dated May 25, 2006).

10.5	Big Lots 2005 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K dated May 17, 2005).

10.6	Form of Big Lots 2005 Long-Term Incentive Plan Non-Qualified Stock Option Award Agreement (incorporated herein by reference to Exhibit 10.4 to the Company’s Form 8-K dated February 21, 2006).

10.7*	Form of Big Lots 2005 Long-Term Incentive Plan Restricted Stock Award Agreement.

99.1*	Big Lots, Inc. press release dated March 9, 2007.

99.2*	Transcript of Big Lots, Inc. conference call/webcast dated March 9, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Dated: March 15, 2007	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, General Counsel and Corporate Secretary